UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 31, 2010

Seacoast Banking Corporation of Florida
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-13660	59-2260678
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

815 Colorado Avenue, Stuart, Florida		34994
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	772-287-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective December 31, 2010, Dale M. Hudson, Vice Chairman, retired as an executive officer of Seacoast Banking Corporation of Florida ("Seacoast" or the "Company"). Mr. Hudson will continue to serve as a director of the Company’s Board of Directors and as a member of the board of directors of its principal subsidiary, Seacoast National Bank (the "Bank"). Mr. Hudson, age 76, became Vice Chairman of Seacoast in July 2005, after serving as Chairman since June 1998. He previously served as Chief Executive Officer and President of Seacoast, as Chairman of the Board of the Bank, and in various other capacities. Mr. Hudson is, and plans to remain, extremely active in the community and charitable organizations.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seacoast Banking Corporation of Florida

December 31, 2010	By:	/s/Dennis S. Hudson, III

Name: Dennis S. Hudson, III
Title: Chairman and Chief Executive Officer